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                                                                   EXHIBIT 10.19

              SECOND AMENDMENT TO REVOLVING LOAN AGREEMENT BETWEEN AMSOUTH BANK AND SURGICAL LASER TECHNOLOGIES DATED MAY 31, 2000

RESOLVED, that, effective June 26, 2002, AmSouth Bank and Surgical Laser Technologies hereby declare and certify by the signatures indicated below, that
Article I, Section 1.01, more specifically the contents represented in this section as found on page 4 of the Loan Agreement dated May 31, 2000 regarding the definition of "Termination Date" should be amended and restated as follows:

                "Termination Date" means the 31day of May, 2004.

Accepted and Agreed upon this 27 day of June, 2002.

AmSouth Bank                            Surgical Laser Technologies Inc.

By: /s/ Rhett D. Jordan                 By: /s/ Michael R. Stewart
    -------------------------               -------------------------------
        Rhett D. Jordan                         Michael R. Stewart
        Its: Vice President                     Its: President and
                                                Chief Executive Officer

                                        By: /s/ Davis Woodward
                                            -------------------------------
                                                Davis Woodward
                                                Its: Vice President of Finance
                                                and Chief Financial Officer